Exhibit 10.2
*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17
C.F.R. SECTIONS 200-.80(B)(4), 20083 AND 230.406
AMENDMENT NO. 7
TO
AMENDED AND RESTATED
SYSTEM EQUIPMENT PURCHASE AGREEMENT
BETWEEN
CRICKET COMMUNICATIONS, INC.
AND
NORTEL NETWORKS INC.
This Amendment No. 7 (this “Amendment”) is made effective as of the date last signed below (the “Amendment No. 7 Effective Date”), by and between Cricket Communications, Inc., a Delaware corporation (the “Owner”), and Nortel Networks Inc., a Delaware corporation (the “Vendor”).
WHEREAS, Owner and Vendor entered into an Amended and Restated System Equipment Purchase Agreement effective December 23, 2002, for the sale, licensing, and purchase of Vendor’s Products and Services, as amended by (i) Amendment No. 1, dated effective February 7, 2003; (ii) Amendment No. 2, dated effective December 22, 2004; (iii) Vendor’s letter to Amir Rajwany regarding “Customer Acknowledgment and Approval of Project” dated March 4, 2005 and executed by Owner on March 9, 2005; (iv) Amendment No. 3, dated effective October 11, 2005; (v) Amendment No. 4, dated effective December 22, 2005; (vi) Amendment No. 5, dated effective May 22, 2006; and (vii) Amendment No. 6, dated effective August 31, 2006; (together, the “Contract”); and,
WHEREAS, Owner and Vendor now wish to, among other things, provide for a certain commitment by Owner and provide for certain pricing for certain new markets as described below.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Owner and Vendor hereby agree to amend the Contract as follows:
1.	Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Contract.

2.	Amend Section 1.1 of the Contract by adding the following definition and re-alphabetizing the definitions accordingly: “‘Amendment No. 7 Markets’ means the basic trading markets of *** .”

3.	Replace the entire definition of “Initial Build-Out” with the following:

““Initial Build-Out” means (a) for any New Amendment No. 3 Market, the build-out of the New Amendment No. 3 Market in the configuration set forth in Exhibit A03 (or, with respect to *** Products, Exhibit A04) for that market; (b) for any Amendment No. 5

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Nortel Confidential and Proprietary Information

Market, the build-out of the Amendment No. 5 Market in the configuration set forth in Exhibit A05 for that market; and for any Amendment No. 7 Market, the build-out of the Amendment No. 7 Market in the configurations set forth in Exhibits A06 and A07 respectively for that market.”

4.	Delete the definition of “System” and replace it with the following:

“System” means a wireless system comprising Products purchased by Owner for any of the Existing Markets or any of the New Amendment No. 3 Markets, Amendment No. 5 Markets, or Amendment No. 7 Markets, plus any additional Products agreed by the parties as included in any such System.”

5.	Delete the existing Section 3.7(f) under Section 3.7 (Amendment No. 3 Volume Commitment) in its entirety and replace with the following:

“3.7(f) (Amendment No. 3 Volume Commitment). Notwithstanding anything to the contrary set forth in the Agreement or any other agreement with Vendor, all purchases for any Amendment No. 5 or Amendment No. 7 Markets by Owner or its Affiliates, if any, whether under this Agreement or otherwise shall not count towards the satisfaction of the Amendment No. 3 Volume Commitment.”

6.	Delete Section 3.8 (Requirements Commitment) in its entirety and replace with the following:

“3.8 Requirements Commitment. During the Amendment No. 3 Volume Commitment Term, Owner commits to purchase/license, and Vendor commits to sell/license, Vendor CDMA Products and Services for an Initial Build-Out for the New Amendment No. 3 Markets (excluding Owner’s *** markets), the Amendment No. 5 Markets and the Amendment No. 7 Markets in the minimum configurations and associated prices as set forth in the “Initial Build Out” respective sections of Exhibits A03, A04, A05, A06, A07, A08 and A09 to the Contract. All purchases for any New Amendment No. 3 Markets or Amendment No. 5 or Amendment No. 7 Markets by Affiliates, if any, of the same types of Vendor products and services as provided in Exhibits A03, A04, A05, A06, A07, A08 and A09 shall be considered in determining whether this requirements commitment is satisfied. Owner shall provide Vendor with a one-time ninety (90) day advance written notice per Affiliate of its intent to have any such Approved Affiliate Contract purchases credited toward satisfaction of this commitment.”

7.	Attachment 1, Exhibit A06 (Amendment No. 7 Markets Initial Build-Out Pricing (Voice)) shall be added to the Contract and incorporated therein.

8.	Attachment 1, Exhibit A07 (Amendment No. 7 Markets Initial Build-Out Pricing (Voice)) shall be added to the Contract and incorporated therein.

9.	Attachment 1, Exhibit A08 (Amendment No. 7 Markets Initial Build-Out Pricing (EVDO)) shall be added to the Contract and incorporated therein

10.	Attachment 1, Exhibit A09 (Amendment No. 7 Markets Initial Build-Out Pricing (EVDO)) shall be added to the Contract and incorporated therein.

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Nortel Confidential and Proprietary Information

11.	Except as specifically modified by Amendment No. 7, the Contract in all other respects shall continue in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Amendment No. 7 to be signed by their duly authorized representatives effective as of the date first set forth above.

CRICKET COMMUNICATIONS, INC.		NORTEL NETWORKS INC.

By:	/s/ Glenn Umetsu	By:	/s/ Lance Levin

Name:	Glenn Umetsu	Name:	Lance Levin

	(Type/Print)		(Type/Print)

Title:	Exec VP & CTO	Title:	Counsel, North America

Date:	10/16/06	Date:	10-18-06

Tax ID: 33-0879924
Address: 10307 Pacific Center Court, San Diego, CA 92009
Nortel Confidential and Proprietary Information

ATTACHMENT 1 TO AMENDMENT NO. 7 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
AMENDMENT NO. 7 MARKETS ( *** ) INITIAL BUILD-OUT PRICING (VOICE)
EXHIBIT A06
[See attached].

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Nortel Confidential and Proprietary Information

Nortel Networks Confidential

Customer:	New Amendment No.7 Markets — ***

Quote Number:	B2006032112.6R2

Date:	August 21, 2006

Qty	Description

1	New Amendment No.7 Markets — ***		***

		Total Quote:	***

		Total Covered POPs	***

		Price per Covered POP	***
***

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Nortel Networks Confidential

Customer:	Cricket Communications — Initial Build-Out
New Amendment No. 7 Markets — ***

Quote Number:	B2006032112.6R2

Date:	August 21, 2006

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Nortel Networks Confidential
B2006072824.1

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Nortel Networks Confidential
B2006072824.1

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Nortel Networks Confidential
B2006032112.6R2

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Nortel Networks Confidential
B2006032112.6R2

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Nortel Networks Confidential
B2006032112.6R2

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Nortel Networks Confidential
B2006032112.6R2

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ATTACHMENT 1 TO AMENDMENT NO. 7 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
AMENDMENT NO. 7 MARKETS ( *** ) INITIAL BUILD-OUT PRICING (VOICE)
EXHIBIT A07
[See attached].

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Nortel Confidential and Proprietary Information

Nortel Networks Confidential

Customer:	Cricket — Initial Build-Out
New Amendment No. 7 Markets — ***

Quote Number:	B2006072811.4

Date:	August 21, 2006

Qty	Description

1	New Amendment No. 7 Markets — ***		***

		Total Quote:	***

		Total Covered POPs	***

		Price per Covered POP	***
***

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1

Nortel Networks Confidential

Customer:	Cricket Communications — Initial Build-Out
New Amendment No. 7 Markets — ***

Quote Number:	B2006072811.4

Date:	August 21, 2006

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Nortel Networks Confidential
B2006060911

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Nortel Networks Confidential
B2006060911

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Nortel Networks Confidential
B2006060911

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Nortel Networks Confidential
B2006060911

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Nortel Networks Confidential
B2006060911

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ATTACHMENT 1 TO AMENDMENT NO. 7 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
AMENDMENT NO. 7 MARKETS ( *** ) INITIAL BUILD-OUT PRICING (EVDO)
EXHIBIT A08
[See attached].

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Nortel Confidential and Proprietary Information

EXHIBIT A08
TO THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
INITIAL BUILD-OUT ( *** )
PRICING FOR NEW AMENDMENT NO. 7 MARKETS
***

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A1-1

Nortel Networks Confidential

Customer:	Cricket Communications
New Amendment No. 7 Markets — ***

Quote Number:	B2006032118.2

Date:	August 21, 2006

Qty	Description

1	New Amendment No. 7 Markets — ***		***

		Subtotal:	***

		***	***

		Total Quote	***

		Total Covered POPs	***

		Price per Covered POP	***
***

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Nortel Networks Confidential
B2006032118.2

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ATTACHMENT 1 TO AMENDMENT NO. 7 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
AMENDMENT NO. 7 MARKETS ( *** ) INITIAL BUILD-OUT PRICING (EVDO)
EXHIBIT A09
[See attached].

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Nortel Confidential and Proprietary Information

EXHIBIT A09
TO THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
INITIAL BUILD-OUT ( *** )
PRICING FOR NEW AMENDMENT NOn.7 MARKETS
***

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A1-1

Nortel Networks Confidential

Customer:	Cricket Communications
New Amendment No. 7 Markets — ***

Quote Number:	B2006053013.3

Date:	August 21, 2006

Qty	Description

1	Cricket Communications		***

		Subtotal:	***

		***	***

		Total Quote	***

		Total Covered POPs	***

		Price per Covered POP	***
***

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Nortel Networks Confidential
B2006053013.3

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